                     U.S. Securities and Exchange Commission
                             Washington, D.C.  20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


/X/  Filed by the Registrant
/ /  Filed by a Party other than the Registrant


Check the appropriate box:

/X/  Preliminary Proxy Statement
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ / Soliciting Material Pursuant to Paragraph 240.14a-11(c) or Paragraph 240.14a-12


                              DATA DIMENSIONS, INC.
                (Name of Registrant as Specified in its Charter)

                              DATA DIMENSIONS, INC.
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to the Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed per Exchange Act Rules 14a-6(i)(4) and 0-11.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                                               PRELIMINARY


DATA DIMENSIONS, INC.
777 - 108TH AVENUE N.E.
SUITE 2070
BELLEVUE, WA  98004


                                                                January 19, 1996


Dear Stockholder:


     A Special Meeting of Stockholders will be held on Monday, February 12, 1996, at 9:00 a.m. Pacific Time at the offices of Garvey, Schubert & Barer, located at the following address:

                    Garvey, Schubert & Barer
                    1191 Second Avenue, 18th Floor
                    Seattle, WA  98101

     You will find enclosed the Notice of Meeting, the Proxy Statement, and a Proxy Card. Whether or not you plan to attend this Special Meeting, it is important that your shares are represented. Therefore, I urge you to please sign and return the enclosed Proxy Card promptly. Your shares will be voted at the meeting in accordance with your proxy.

     If you have shares in more than one name, or if your stock is registered in more than one way, you may receive multiple copies of the proxy materials. If so, please sign and return each Proxy Card you receive so that all of your shares may be voted. Thank you very much.



Sincerely,

DATA DIMENSIONS, INC.



Larry W. Martin
President

                              DATA DIMENSIONS, INC.
                             777 - 108TH AVENUE N.E.
                                   SUITE 2070
                               BELLEVUE, WA  98004

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


TO THE STOCKHOLDERS OF DATA DIMENSIONS, INC.:

A Special Meeting of Stockholders of Data Dimensions, Inc., a Delaware corporation (the "Company"), will be held at the offices of Garvey, Schubert & Barer, 1191 Second Avenue, 18th Floor, Seattle, Washington 98101, at 9:00 a.m. Pacific Time on February 12, 1996, for the following purposes:

          1. To approve a reverse stock split (the "Reverse Stock Split") that will cause one (1) share of $.001 par value Common Stock (the "New Common Stock") to be substituted for each three (3) shares of $.01 par value Common Stock of the Company outstanding immediately prior to the Reverse Stock Split; the Reverse Stock Split will occur simultaneously with the closing of a contemplated underwritten public offering of the Company's New Common Stock; and

          2. To approve an amendment of the Certificate of Incorporation of the Company, as amended, in order (a) to authorize the New Common Stock, (b) to effect the Reverse Stock Split and to provide a procedure for payments to shareholders on account of fractional shares resulting from the same, and (c) to eliminate the authorization of Preferred Stock and all provisions in the Certificate of Incorporation related to the Series A Preferred Stock. The proposed form of the Certificate of Amendment setting forth the proposed amendments to Article Fourth of the Company's Certificate of Incorporation, as amended, is attached hereto as Exhibit A.

Stockholders of record at the close of business on January 19, 1996 are the only stockholders entitled to notice of and to vote at the Special Meeting.

All stockholders are cordially invited to attend the meeting in person. TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS PROMPTLY AS POSSIBLE IN THE PRE-ADDRESSED ENVELOPE ENCLOSED FOR THAT PURPOSE. Any stockholder attending the meeting may vote in person even if that stockholder has previously sent in a Proxy Card.

                              By Order of the Board of Directors


                              LARRY W. MARTIN
                              President

DATA DIMENSIONS, INC.
777 - 108TH AVENUE N.E.
SUITE 2070
BELLEVUE, WA  98004


                                 PROXY STATEMENT


GENERAL INFORMATION

     This Proxy Statement and the accompanying Notice of Special Meeting and proxy/voting instruction card (the "Proxy Card") are being furnished to the stockholders of Data Dimensions, Inc. (the "Company"), a Delaware corporation, in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's Special Meeting of Stockholders to be held at the offices of Garvey, Schubert & Barer, located at 1191 Second Avenue, 18th Floor, Seattle, Washington 98101 on Monday, February 12, 1996 at 9:00 a.m. Pacific Time, and any adjournment thereof (the "Meeting").

     Only stockholders of record at the close of business on January 19, 1996 will be entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying materials are being mailed on or about January 22, 1996 to all stockholders entitled to notice of and to vote at the Meeting.

     In accordance with the Company's Bylaws, the stock transfer records were compiled at the close of business on January 19, 1996. At that time, the Company had [6,912,464] shares of Common Stock outstanding and entitled to vote. Each share of the Company's Common Stock outstanding on the record date is entitled to one vote per share at the Meeting. The Company's Common Stock constitutes the only class of securities entitled to notice of and to vote at the Meeting.

     The two persons named as proxies on the enclosed Proxy Card, Larry W. Martin and William H. Parsons, were designated by the Board of Directors of the Company. Where the stockholder specifies a choice on the proxy as to how his or her shares are to be voted, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR approval of the two proposals to be voted upon at the meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use, either by written notice filed with the Secretary or the acting secretary of the Meeting or by oral notice given by the stockholder to the presiding officer during the Meeting. Any stockholder who has executed a Proxy Card but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid Proxy Cards in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting.

     The affirmative vote of the holders of at least a majority of the shares of the Company's Common Stock entitled to vote is required to approve the amendments to the Company's Certificate of Incorporation required to effect the proposed reverse stock split. With respect to the tabulation of votes on any matter, abstentions are treated as present or represented and entitled to be voted at the Meeting, while non-votes are treated as not being present or represented and therefore not entitled to vote at the Meeting.

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Solicitation of proxies by mail may be supplemented by telephone, telegraph, or personal solicitation by the directors, officers or employees of the Company, who will not be compensated for any such solicitation. Brokers, nominees and fiduciaries will be reimbursed for out-of-pocket expenses incurred in obtaining proxies or authorizations from the beneficial owners of the Company's Common Stock.

PROPOSED REVERSE STOCK SPLIT AND AMENDMENTS TO CERTIFICATE OF INCORPORATION

     The Company's Board of Directors has approved the completion of an underwritten public offering (the "Public Offering") of up to 2,000,000 shares (666,667 shares after giving effect to the Reverse Stock Split, as described below) of the Company's Common Stock. A portion of the shares offered may consist of shares to be sold by certain existing shareholders of the Company. The Company has entered into discussions with an investment banking firm (the "Underwriter") whereby the Underwriter would act as the managing underwriter for the Public Offering. The Underwriter has recommended that the Company complete a reverse stock split (the "Reverse Stock Split") whereby one share of $.001 par value Common Stock (the "New Common Stock") will be substituted for each three shares of $.01 par value Common Stock of the Company outstanding immediately prior to the Reverse Stock Split. The Reverse Stock Split will occur simultaneously with the closing of the Public Offering.

     The purpose of the Special Meeting is to obtain shareholder approval for the Reverse Stock Split and to approve certain amendments to the Company's Certificate of Incorporation, as amended, required to effect the Reverse Stock Split and to eliminate the authorization of Preferred Stock. The proposals to be presented for approval by the shareholders are set forth in the Notice of Special Meeting of Shareholders enclosed with this Proxy Statement.

     PURPOSE OF REVERSE SPLIT. The Board of Directors has determined that the Public Offering is needed to provide additional working capital needed to expand the Company's business operations. Approval of the Reverse Stock Split and related amendments to the Certificate of Incorporation will enable the Company to proceed with the Public Offering. Representatives of the Underwriter have advised the Company that the Reverse Stock Split will permit the shares of New Common Stock to be offered in a price range which is acceptable to prospective purchasers. There can be no assurance, however, that the Public Offering will in fact be completed. The Reverse Stock Split will not take effect if the Public Offering is not completed.

     No fractional shares will be issued upon completion of the Reverse Stock Split. Instead, shareholders who would otherwise be entitled to receive a fraction of a share will receive an adjusting cash payment in an amount equal to such fraction multiplied by the price per share to the public of shares of New Common Stock sold in the Public Offering.

     AMENDMENTS TO CERTIFICATE OF INCORPORATION. The New Common Stock will have the same rights and preferences as the Company's currently outstanding Common Stock. The only change is the reduction in par value from $.01 to $.001 per share, which will have no material effect on the Company or its shareholders.

     The proposed amendments to Article Fourth of the Certificate of Incorporation eliminate the authorization of the issuance of Preferred Stock and the provisions related to the Series A Preferred Stock. Of the 3,000,000 shares of Series A Preferred Stock authorized, 2,800,000 shares have been converted to Common Stock and cannot be reissued. No shares of Preferred Stock are currently outstanding.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE REVERSE STOCK SPLIT AND THE PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth, as of January 3, 1996, certain information furnished to the Company with respect to ownership of the Company's $.01 par value Common Stock of (i) each director, (ii) the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company determined as at the end of the last fiscal year whose total annual salary and bonus for such fiscal year exceeded $100,000, and any ex-officers for whom disclosure under this item (ii) would have been provided except for the fact that the individual was not serving as executive officer at the end of such fiscal year, (iii) all persons known by the Company to be beneficial owners of more than 5% of its

Common Stock, and (iv) all executive officers and directors of the Company as a group. The following table does not give effect to the Reverse Stock Split.

                                       Number of Shares and
Title of       Name and Address of      Nature of Benefcial       Percent of
  Class        Beneficial Owner             Ownership               Class
--------       -------------------      ------------------        ----------

Common         Bay Partners IV
               10600 N. DeAnza, #100
               Cupertino, CA  95014           1,060,985(1)      15.16%

Common         BP IV
               10600 N. DeAnza, #100
               Cupertino, CA  95014              87,882(2)       1.27%

Common         R&W Ventures II
               3000 Sand Hill Road
               Building 2, #175
               Menlo Park, CA  94025            631,809(3)(4)    9.06%

Common         Rogers Family Trust
               3000 Sand Hill Road
               Building 2, #175
               Menlo Park, CA  94025            100,000(3)       1.45%

Common         Larry W. Martin
               777 - 108th Avenue N.E.
               Suite 2070
               Bellevue, WA 98004             3,092,077(5)      41.32%

Common         William H. Parsons
               777 - 108th Avenue N.E.
               Suite 2070
               Bellevue, WA 98004                70,500(6)       1.01%

Common         Thomas W. Fife
               777 - 108th Avenue N.E.
               Suite 2300
               Bellevue, WA 98004                 2,000(7)           *

               All Directors and Officers
               as a group (3 persons)         3,164,557         41.95%

* Holds less than 1% of the outstanding Common Stock.

(1) Includes 84,334 shares issuable upon exercise of warrants expiring March 5, 1996.

(2) Includes 7,333 shares issuable upon exercise of warrants expiring March 5, 1996.

(3) Roy L. Rogers controls voting and disposition power over all shares beneficially owned by R&W Ventures II and Rogers Family Trust, as General Partner and Trustee, respectively, thereof.

(4) Includes 58,333 shares issuable to R&W Ventures II upon exercise of warrants expiring March 5, 1996.

(5) Includes 570,000 shares which Mr. Martin has the right to acquire within 60 days of January 19, 1996.

(6) Includes 60,000 shares which Mr. Parsons has the right to acquire within 60 days of January 19, 1996.

(7) Includes 2,000 shares which Mr. Fife has the right to acquire within 60 days of January 19, 1996.

          Please return your Proxy Card as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your Proxy Card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.


                              By Order of the Board of Directors



                              LARRY W. MARTIN
                              President


Dated:  January __, 1996

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              DATA DIMENSIONS, INC.

             Pursuant to Section 242 of the General Corporation Law
                            of the State of Delaware


     I, Larry W. Martin, President of Data Dimensions, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 242 thereof, DO HEREBY
CERTIFY:

     FIRST: That the amendments to the Corporation's Certificate of Incorporation set forth in the following resolutions have been approved by the Corporation's Board of Directors and stockholders and were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          "RESOLVED, that the Certificate of Incorporation of the Corporation, as amended, be amended by striking Article FOURTH in its entirety and substituting in lieu and in place thereof the following:

               FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is Twenty Million (20,000,000), consisting of Twenty Million (20,000,000) shares of Common Stock, $.001 par value (the "Common Stock").

     SECOND: On the effective date of this Certificate of Amendment, each three shares of $.01 par value Common Stock of the Corporation outstanding or issuable at such time shall be automatically converted into one share of $.001 par value Common Stock of the Corporation (the "New Common Stock"). No fractional shares shall be issued in connection with the foregoing reverse stock split. If a shareholder would, but for the preceding sentence, be entitled to a fraction of a share, the Corporation shall in lieu thereof make an adjusting cash payment to such shareholder upon cancellation of the certificates representing such shareholder's shares in an amount equal to such fraction multiplied by the public offering price of one share of the Corporation's New Common Stock in the underwritten public offering completed on or about the effective date of this Certificate of Amendment.

     THIRD: This Certificate of Amendment shall become effective on _______________, 1996.

     IN WITNESS WHEREOF, Data Dimensions, Inc. has caused this Certificate of Amendment to be executed and attested by its duly authorized officers on this _____ day of _______________, 1996.



                                   ______________________________________
                                   Larry W. Martin, President

ATTEST:


________________________________
William H. Parsons
Chief Financial Officer

                              DATA DIMENSIONS, INC.

    Proxy for Special Meeting of Shareholders to be held on February 12, 1996

     The undersigned hereby names, constitutes and appoints Larry W. Martin and William H. Parsons, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Special Meeting of the Shareholders of Data Dimensions, Inc. (the "Company") to be held at 9:00 a.m. P.S.T. on Monday, February 12, 1996, and at any adjournment thereof, and to vote all the shares of Common Stock held of record in the name of the undersigned on January 19, 1996, with all the powers that the undersigned would possess if he were personally present.

1. PROPOSAL 1 - To approve a reverse stock split (the "Reverse Stock Split") whereby one share of $.001 par value Common Stock (the "New Common Stock") will be substituted for each three shares of $.01 par value Common Stock of the Company outstanding immediately prior to the Reverse Stock Split; the Reverse Stock Split will occur simultaneously with the closing of a contemplated underwritten public offering of the Company's New Common Stock.

     FOR PROPOSAL 1 / /     AGAINST PROPOSAL 1 / /     ABSTAIN ON PROPOSAL 1 / /

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 1

2. PROPOSAL 2 - To approve amendments to Article Fourth of the Company's Certificate of Incorporation, as amended, in order (a) to authorize the New Common Stock, (b) to effect the Reverse Stock Split, and (c), to eliminate the authorization of the Preferred Stock and all provisions in the Certificate of Incorporation related to the Series A Preferred Stock.

     FOR PROPOSAL 2 / /     AGAINST PROPOSAL 2 / /     ABSTAIN ON PROPOSAL 2 / /

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 2

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                              Dated _________________________________

                              _______________________________________
                              Shareholder (print name)

                              _______________________________________
                              Shareholder (sign name)

                              I do ( ) do not ( ) plan to attend the meeting. (please check)

                              The shareholder signed above reserves the right to revoke this Proxy at any time prior to its exercise by written notice delivered to the Company's Secretary at the Company's corporate offices at 777 - 108th Avenue N.E., Suite 1070, Bellevue, WA 98004, prior to the Special Meeting. The power of the Proxy holders shall also be suspended if the shareholder signed above appears at the Special Meeting and elects in writing to vote in person.